USAA Small Cap Stock Fund

Supplement dated June 10, 2022,

to the Summary Prospectus dated December 1, 2021 ("Summary Prospectus")

Effective September 30, 2022, Tony Dong plans to retire after 39 years in the investment industry, the last 34 years with Munder Capital Management ("Munder"). Munder is a Victory Capital Management Inc. franchise. At that time, Brian Matuszak will lead the small cap growth strategy portion of the Fund managed by Munder along with Gavin Hayman. The following change will be effective September 30, 2022.

The following replaces the portion relating to Munder under the section titled "Management of the Fund – Portfolio Managers" of the Summary Prospectus.

Portfolio Managers

	Title	Tenure with the Fund
Brian S. Matuszak CFA	Senior Portfolio Manager, Munder	Since 2019
Gavin Hayman, CFA	Senior Portfolio Manager, Munder	Since 2019

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.